As filed with the Securities and Exchange Commission on
                                                          Registration No.
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT of 1933

                              Envirokare Tech, Inc.
             (Exact name of registrant as specified in its charter)


              Nevada                                  88-0412-549
(Jurisdiction of incorporation              (I.R.S. Employer Identification No.)
or organization)

                          2470 Chandler Avenue, Suite 5
                               Las Vegas, NV 89120

                                 1999 Stock Plan
                            (Full title of the plan)

                        ---------------------------------

                                 Robert Davidson
                            c/o Envirokare Tech, Inc.
                          2470 Chandler Avenue, Suite 5
                               Las Vegas, NV 89120
                                 (702) 262-1999
             (Name, address including zip code and telephone number,
                   including area code, of agent for service)

                        ---------------------------------

                                    Copy to:
                              Kenneth A. Korb, Esq.
                           PERKINS, SMITH & COHEN, LLP
                                 1 Beacon Street
                                Boston, MA 02108
                                 (617) 854-4000
                 (Name and address of authorized representative
                              in the United States)


--------------------------------------------------------------------------------

                        Exhibit Index on Sequentially Numbered Page:   7

                         CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------

                                            Proposed            Proposed
                                            Maximum              Maximum
     Titles of            Amount           Offering             Aggregate       Amount of
   Securities to           to be             Price              Offering       Registration
   be Registered        Registered        Per Share(1)           Price(1)          Fee

Common Shares(2)     1,150,000 Shares       $1.15             $1,322,500         $349.14


$0.001 par value
      Totals:        1,150,000 Shares                         $1,322,500         $349.14
                     =========                                ==========         =======


----------
(1) All such shares are re-issuable upon exercise of outstanding options with fixed exercise prices based upon the fair value of the stock on the date of grant authorization. The aggregate offering price and the fee for option stocks have been computed upon the basis of the price at which the option may be exercised.

(2) In addition, this Registration Statement also covers an indeterminate amount of additional securities which may be issued under the above-referenced Plan pursuant to the anti-dilution Provisions of such Plan and, if interests in the above-referenced Plan are deemed to constitute separate securities, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement shall also cover an indeterminate amount of interests to be offered or sold pursuant to the above-referenced Plan.

                                     PART I

                     INFORMATION REQUIRED IN THE PROSPECTUS

Item 1.  Plan Information.

         Omitted pursuant to the instructions and provisions of Form S-8.

Item 2.  Registrant Information and Employee Plan Annual Information.

     Omitted pursuant to the instructions and provisions of Form S-8.

     Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933 (the "1933 Act") and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

     The following documents filed by Envirokare Tech, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

     (a) The Registrant's registration under the Securities Exchange Act of 1934 (the "Exchange Act") on Form 10-SB dated May 14, 1999, as amended.

     (b) The Registrant's quarterly report on Form 10-QSB for the calendar quarter ended September 30, 1999.

     (c) All other reports filed by the Registrant pursuant to the Exchange Act since September 30, 1999.

     All documents subsequently filed with the Commission by the Registrant pursuant to the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

     Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interest of Named Experts and Counsel.

     The validity of the shares of Common Stock offered hereby will be passed upon for the Registrant by Perkins, Smith & Cohen, LLP. Neither it nor any of its partners has any interest in the Plan.

Item 6.  Indemnification of Directors and Officers.

     The Nevada Revised Statutes (the "NRS") provides for indemnification of directors and officers in a variety of circumstances, which may include liabilities under the 1933 Act. The Company's Bylaws have no specific provision for indemnification.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors officers and persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

      Exhibit Identification                 Description of Exhibit
      ----------------------                 ----------------------
1.    Exhibit 3(a)                           Registrant's registration under the Exchange Act, dated May 14,
                                             1999, as amended, on Form 10-SB and incorporated herein by reference.

2.    Exhibit 3(b)                           Registrant's quarterly report on Form 10-QSB for the calendar quarter ended September 30, 1999 and incorporated herein by reference.

3.    Exhibit 5.1                            Opinion of Perkins, Smith & Cohen, LLP
                                             [filed herewith]

4.    Exhibit 8                              1999 Stock Plan of Envirokare Tech, Inc.
                                             [filed herewith]

5.    Exhibit 23.1                           Consent of Perkins, Smith & Cohen, LLP
                                             (included in Exhibit 5.1)

6.    Exhibit 23.2                           Consent of Williams & Webster, accountants
                                             [filed herewith]

7.    Exhibit 24                             Power of Attorney (included as part of the Signature page to the
                                             Registration Statement)

8.    Exhibit Index appearing on Page 7 of the Form S-8.

Item 9.  Undertakings.

      (a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered, which remain, unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Envirokare Tech, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, Nevada, on this 4th day of February, 2000.


                                            By:/s/ Jeannie M. Runnalls
                                               --------------------------
                                               Name:  Jeannie M. Runnalls
                                               Title:  President


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Envirokare Tech, Inc., hereby severally constitute and appoint Robert Davidson and Kenneth A. Korb, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Envirokare Tech, Inc. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                   Title                             Date
---------                                   -----                             ----
  /s/   Jeannie M. Runnalls         President and Secretary             February 4, 2000
  ---------------------------
  Name:   Jeannie M. Runnalls


  /s/   Timothy Zuch                Treasurer and                       February 4, 2000
  ---------------------------       Chief Financial Officer
  Name:   Timothy Zuch


  /s/   James D. Scammell           Director                            February 4, 2000
  ---------------------------
  Name:   James D. Scammell


  /s/   Henry David Still IV        Director                            February 4, 2000
  ---------------------------
  Name:   Henry David Still IV

                                INDEX OF EXHIBITS

1.    Exhibit Identification                 Description of Exhibit
      ----------------------                 ----------------------
1.    Exhibit 3(a)                           Registrant's registration under the Exchange Act, dated May 14,
                                             1999, as amended, on Form 10-SB and incorporated herein by reference.

2.    Exhibit 3(b)                           Registrant's quarterly report on Form 10-QSB for the calendar quarter ended September 30, 1999 and incorporated herein by reference.

3.    Exhibit 5.1                            Opinion of Perkins, Smith & Cohen, LLP
                                             [filed herewith]

4.    Exhibit 8                              1999 Stock Plan of Envirokare Tech, Inc.
                                             [filed herewith]

5.    Exhibit 23.1                           Consent of Perkins, Smith & Cohen, LLP
                                             (included in Exhibit 5.1)

6.    Exhibit 23.2                           Consent of Williams & Webster, accountants
                                             [filed herewith]

7.    Exhibit 24                             Power of Attorney  (included as part of the Signature  page to the
                                             Registration Statement)